2025 Investor Day September 18, 2025

Safe harbor statement. September 18, 2025SEI INVESTOR DAY 2 This presentation contains forward-looking statements within the meaning or the rules and regulations of the Securities and Exchange Commission. In some cases you can identify forward-looking statements by terminology, such as "may," "will," "expect," "believe," ”remain” and "continue" or "appear." Our forward-looking statements include our current expectations as to: • our ability to leverage our market position and the benefits, if any, of such leverage; • our strategies for accelerating growth; • our strategies and ability to grow assets under management; • our plans for achieving operational gains; • our plans for reimagining our asset management business; • our debt and leverage ratios; • the margins that we may achieve in our global businesses; • our investment priorities and the timing of the expenses associated with these investments; • our strategies, methodologies and priorities for capital allocation; • the growth of our earnings per share, net sales events and operating margins; • the future sources and uses of cash; • our strategies for delivering shareholder value; • our operating model and horizontal competencies; • our ability to create a scalable, global talent strategy and the elements of this strategy; • the benefits of our global capabilities center; • the elements of our new business segments and the timing of the effectiveness of new segment reporting; • the opportunities for our business units and our strategies for executing against these opportunities; • the benefits we may derive from executing against our strategic plans; • the strength of our position for the adoption of alternative investments; • the elements of margin expansion and our strategies for achieving these elements; • the industry trends from which we may benefit; • the market dynamics that affect our businesses; • the geographies where we may seek to enter or grow our business or operations and the timing of any such expansions; • our pricing strategies; • the benefits we may derive from assets that we have acquired and the related opportunities for value creation; and • our strategies for identifying future business trends in which we will participate and creating scale in these endeavors. You should not place undue reliance on our forward-looking statements, as they are based on the current beliefs and expectations of our management and subject to significant risks and uncertainties, many of which are beyond our control or are subject to change. Although we believe the assumptions upon which we base our forward-looking statements are reasonable, they could be inaccurate. Some of the risks and important factors that could cause actual results to differ from those described in our forward-looking statements can be found in the "Risk Factors" section of our Annual Report on Form 10-K for the year ended Dec. 31, 2024, filed with the Securities and Exchange Commission. We do not undertake to update any of our forward-looking statements. Past performance does not guarantee future results.

Agenda. September 18, 2025SEI INVESTOR DAY 3 9:00 A.M. Ryan Hicke Chief Executive Officer 9:25 A.M. Sean Denham CFO & COO 9:50 A.M. Phil McCabe Head of Investment Managers 10:10 A.M. Break 10:20 A.M. Sanjay Sharma Head of Private Banking & CEO SEI Int’l 10:45 A.M. Michael Lane Head of Asset Management 11:20 A.M. Sneha Shah Head of SEI Next 11:35 A.M. Q & A 12:00 P.M. End

Ryan Hicke Chief Executive Officer September 18, 2025SEI INVESTOR DAY

-$60 $20 $100 $180 2022 Q2 '25 TTM $69M $160M 22.0% 24.0% 26.0% 28.0% 2022 Q2 '25 TTM 23.9% 27.0% $1.00 $3.00 $5.00 2022 Q2 '25 TTM $3.46 $5.33 $15 $40 $65 $90 Dec. 31 2022 Current $58 $87 Sales events +133% Operating margins +310bps EPS +54% Share price +50% Progress since our last investor day. September 18, 2025SEI INVESTOR DAY 5

September 18, 2025SEI INVESTOR DAY 6 Improvements driven by enhanced client engagement, refreshed business leadership, and clarity of vision.

September 18, 2025SEI INVESTOR DAY 7 SEI Executive Conference Connecting top clients and prospects across the enterprise.

September 18, 2025SEI INVESTOR DAY 8 Client engagement. Expanded Relationships New Relationships Showing up and adding value.

Ryan Hicke becomes CEO Sanjay Sharma leads Private Banking Sandy Ewing leads Family Office Services Sneha Shah joins SEI to lead SEI Next Sean Denham joins SEI as CFO – role later expands to COO Michael Lane joins SEI to lead Asset Management businesses Today September 18, 2025SEI INVESTOR DAY 9 Leadership. April 2022 April 2022 Today Putting top talent in most impactful roles. Amy Sliwinski joins SEI as Chief People and Culture Officer

September 18, 2025SEI INVESTOR DAY 10 Leveraging SEI’s unique competitive position. Advice Administration Asset management What does it take to win all three? Innovation Scale Investment

September 18, 2025SEI INVESTOR DAY 11 Clarity of vision. POWERING GROWTH Invest in proven growth engines Enterprise excellence Strategic capital allocation Boost international returns Reimagine “asset management” Reimagine “asset management” SEI’s path to accelerating growth.

September 18, 2025SEI INVESTOR DAY 12 Reimagine “assetman gement” Reimagine “asset management” Grow the core Move up market Grow wealth management capability

0% 10% 20% 30% SEI 2024 S&P 500 Average SEI 2030 Target September 18, 2025SEI INVESTOR DAY 13 Significant margin upside within global business. 0% 10% 20% 30% 40% Global ex-North America North America Operating margins: Global upside % of revenue from non-U.S. Boost international returns Boost international returns Source: 2023 S&P Global Market Intelligence analysis

September 18, 2025SEI INVESTOR DAY 14 Capitalize on existing strengths. Global alternative investment managers Regional and community banks Enterprise RIAs Professional services Invest in proven growth engines Invest in proven growth engines

September 18, 2025SEI INVESTOR DAY 15 Expand initiatives that drive operational gains. Enterprise excellence Enterprise excellence Growth Talent CulturePowering the future.

September 18, 2025SEI INVESTOR DAY 16 Smart use of capital against growth opportunities. Capital Allocation: More than money Balance sheet strategy Dividends and buybacks M&A and internal investment Human capital Automation and innovation Strategic capital allocation Strategic capital allocation

September 18, 2025SEI INVESTOR DAY 17 POWERING GROWTH Invest in proven growth engines Enterprise excellence Strategic capital allocation Boost international returns Reimagine “asset management” Reimagine “asset management” Clarity of vision. SEI’s path to accelerating growth.

Sean Denham Chief Financial Officer & Chief Operating Officer September 18, 2025SEI INVESTOR DAY 18

Framework for delivering shareholder value.

		POTENTIAL OUTCOMES
Invest in proven growth engines	Growth strategy	Led by double-digit Investment Managers growth
Reimagine "asset management"	Growth strategy	High single-digit annualized AUM growth
Boost international returns	Growth strategy	Non-U.S. operating profit to significantly outpace U.S. profit growth rate
Enterprise excellence	Expense optimization	Average annual margin growth between 25-50bps
Strategic capital allocation	Capital allocation	Prioritizing buybacks and dividends Strategic M&A and investments

Targeting double-digit annualized Total Shareholder Returns (TSR) through 2030

SEI INVESTOR DAY September 18, 2025 19

INVESTMENT MANAGERS PRIVATE BANKING INSTITUTIONAL INVESTORS INVESTMENT ADVISORS Technology & operations Asset management Talent Talent Talent Talent Technology Technology Technology Technology Procurement Procurement Procurement Procurement Marketing Marketing Marketing Marketing Reconciliations and end notes are provided at the end of the presentation 12% 20%6% 33% 18% 3% How the business operated: Siloed support structures. 20September 18, 2025SEI INVESTOR DAY % of Total SEI revenue in 2024

INVESTMENT MANAGERS PRIVATE BANKING INSTITUTIONAL INVESTORS INVESTMENT ADVISORS Technology & operations Asset management Talent Technology Procurement Marketing Global capabilities center AI and automation Reconciliations and end notes are provided at the end of the presentation 12% 20%6% 33% 18% 3% Where we’re going: Enterprise-wide centers of excellence. 21September 18, 2025SEI INVESTOR DAY % of Total SEI revenue in 2024

Creating a scalable, global talent strategy. September 18, 2025SEI INVESTOR DAY 22 Headcount outpaced revenue growth until recently • Targeted initiatives in technology and process automation to significantly increase talent scalability • Reviewing organizational design to better leverage existing talent across peak demand periods • Driving a new offshoring strategy to increase cost-effective, scalable talent Actively pursuing initiatives to scale talent 2018-2023 2023-2024 % i n cr e a se Employees & consultants Revenue

September 18, 2025SEI INVESTOR DAY 23 Operational excellence: Global capabilities center. ESTIMATED SAVINGS $10k Offshore consultant to employee $130k Onshore consultant to offshore employee $5M+ Next-year run-rate savings target $40M+ Five-year run-rate savings target SEI’s offshoring strategy results in meaningful strategic and financial benefits: • Reducing development and operating costs • Higher-quality client outcomes • SEI expertise and IP in the hands and minds of SEI employees

Targeting appropriate, long-term capital structure to enhance shareholder return.

Trailing net/debt to EBITDA leverage ratios*


3.0x
2.5x
2.4x
2.1x
1.9x
1.3x
0.0x
1.0x
Peer A
Peer B
Peer C
Peer D
Peer E
Peer F
Peer G
Current SEI
Long-term target
-1.1x

- SEI maintaining a fortress balance sheet is at the heart of our strategic decision making
- Current net cash position presents opportunity for low-cost incremental capital while maintaining very conservative leverage
- SEI's diversified, high-margin business model is built for resilience

*SEI net debt/EBITDA as of June 30, 2025 for TTM. Reconciliation provided at the end of the presentation.

SEI INVESTOR DAY September 18, 2025 24

Creating shareholder value via thoughtful capital allocation. September 18, 2025SEI INVESTOR DAY 25 Historical capital allocation (2017 to 2022) Free cash flow Cash build M&A and Investment Dividends Repurchases Sources Uses

Forward-looking capital allocation illustration • Driving shareholder value via high-return investments funded by low-cost incremental capital • Anticipate matching incremental Free Cash Flow with capital returns; both share repurchases and dividends • Future M&A to be approached with strong strategic alignment to existing business SEI capital allocation strategy Creating shareholder value via thoughtful capital allocation. September 18, 2025SEI INVESTOR DAY 26 Historical capital allocation (2017 to 2022) Free cash flow Cash build M&A and investment Dividends Repurchases Potential sources Free cash flow Excess balance sheet cash Debt Sources Uses Potential uses M&A and investment Dividends Repurchases

The next step in SEI’s strategic evolution. New reportable segments September 18, 2025SEI INVESTOR DAY 27 Matches financial reporting with how we’re running our business Increases simplicity Investments in New Businesses segment will “follow the client” – not a stand-alone segment Timing: Expect to report under new segments beginning in 2026 Clear strategic direction Investment Manager Services Flexible, scalable solutions across investment processing and operations for investment managers Investment Managers Institutional & Wealth Advisor Services Ecosystem of investment, technology, and operations solutions for institutions and financial advisors Investment Advisors (Includes Stratos) Institutional Investors CURRENT SEGMENTSCURRENT SEGMENTS Banking & Professional Services Integrated technology and operations solutions for wealth management organizations Private Banking (Tighter integration with I&WAS segment) CURRENT SEGMENTS

SEI INVESTOR DAY September 18, 2025 Business evolution: Running the company differently. 28 Legacy Inflection Future 7% Avg. annual EPS growth 2017 to 2022 24% Consolidated operating margin 2022 $364M Avg. annual share repurchases 2017 to 2022 $69M Total net sales events 2022 -14% Avg. annual total shareholder return 2017 to 2022 19% Avg. annual EPS growth 2022 to TTM 27% Consolidated operating margin TTM $720M Total share repurchases TTM $160M Total net sales events TTM 53% Avg. annual total shareholder return 2022 to current Continued momentum Earnings per share Net sales events Consolidated operating margins 90-100% Combined dividend and share repurchases % of free cash flow 2017 to 2022 2022 to today “SEI 2025 to 2030” Double- digit Average annual TSR

Phil McCabe Head of Investment Managers September 18, 2025SEI INVESTOR DAY 29

IMS success driven by new relationships, client expansions, and market-leading alternative investment capabilities. September 18, 2025SEI INVESTOR DAY 30 Strong revenue growth and cost control Driven by enviable alts capabilities $0 $200 $400 $600 $800 Revenue Operating profit $M 2024 2022 $0 $30 $60 $90 2022 2023 2024 $M Net sales events Traditional solutions International solutions Alternative solutions

Investment Managers has enviable competitive position. September 18, 2025SEI INVESTOR DAY 31 World-class client roster Clients embracing outsourcing… 25.0% 31.0% 37.0% 2021 2022 2023 2024 2025 % Private AUA Self-Administered 3.0% 6.0% 9.0% 2021 2022 2023 2024 2025 SEI US Private AUA Share % of the top 100 investment managers worldwide of 12 largest public alts managers are clients Private credit admin by 2x Independent third-party trustee of CIT services Global private alts fund admin …while SEI gains market share 45 10 #1 #1 #5 Source: Cerulli 2021 through 2024 US Alternative Investments Reports

Specializing in complexity. September 18, 2025SEI INVESTOR DAY 32 • Proven expertise managing complex investment vehicles and strategies that span multiple jurisdictions • Serving complex funds across every asset class with a single global operating model • Expertise in complicated legal ownership structures • Data-centric, open architecture platform • Tenured staff enable white glove service model utilizing dedicated client teams

International expansion • <10% of 2024 revenue from global despite non-U.S. markets, representing ~33% of TAM • Pursuing aggressive expansion in U.K., Lux and Singapore by leveraging strong North American brand Growth from “land and expand” • Areas of strongest alternative market growth coincide with SEI’s relative strengths • SEI positioning to benefit from continued industry trends: ▪ Retailization of alts ▪ Acceptance of alts in U.S. retirement plans Positioning for changing industry landscape • “Land and Expand” clients have driven recent growth via significant wallet share increases • Substantial room remains to expand within “land and expand” alternative clients September 18, 2025SEI INVESTOR DAY 33 Where we’re going.

International represents massive underpenetrated opportunity. September 18, 2025SEI INVESTOR DAY 34 0% 20% 40% 60% 80% 100% North America International 2024 Revenue Addressable Market Global TAM significantly exceeds global revenue Source: Preqin Future of Alternatives 2029 • Pursuing aggressive expansion in U.K. and Lux by leveraging strong North American brand Have already grown to become sixth largest fund admin in Lux • Gaining traction with large, global, private credit alternative managers • Adding “corporate services” alongside existing fund admin and depositary services • Exploring expansion of global footprint by launching APAC office in Singapore

“Land and expand” opportunity. September 18, 2025SEI INVESTOR DAY 35 “Land and expand” has driven growth $0 $50 $100 New clients Wallet share growth Non-recurring $ M n e t e v e n ts Net events drivers 2023 & 2024 Significant wallet share upside 28% 31% 41% Top 20 IMS clients by AUA SEI Internal Other admin

"Land and expand" example.

Third-party fund admin
In-house fund admin
SEI fund admin


2017
US Private Credit
EU Private Credit
EU Real Estate
US Private Equity
Special Opportunities
US Infrastructure
US Real Estate
EU Private Equity
Client AUA
+290%
SEI wallet share
+100%
SEI AUA
+580%
2025
Digital Infrastructure
APAC Private Credit
APAC Private Equity
APAC Direct Lending
US Private Credit
Real Estate Secondaries
Special Opportunities
BDC
Private Equity Secondaries
EU Private Credit
Interval
EU Private Equity
Employee Co-Invests
Private Credit Secondaries
EU Real Estate
US Direct Lending
EU Direct Lending
US Infrastructure
US Real Estate
US Private Equity

Note: Illustrative data based on actual client examples.

SEI INVESTOR DAY September 18, 2025 36

Specializing in strongest parts of a rapidly growing market. September 18, 2025SEI INVESTOR DAY 37 Alternative poised for continued growth… …and SEI specializes in the strongest markets $0 $8,000 $16,000 $24,000 $32,000 2020 2024 2028F $ B o f A U M +109% $0 $4,000 $8,000 $12,000 Private equity Private credit Hedge funds Real estate $ B o f A U M 2020 2024 2028F +119% +89% Private equity and credit represent ~70% of SEI’s alts AUA +170% +39% Source: Preqin Future of Alternatives 2029 Source: Preqin Future of Alternatives 2029

Well-positioned for U.S. retail alts adoption. September 18, 2025SEI INVESTOR DAY 38 $1,444 $2,483 2023 2028 E Fastest asset growth expected in semi-liquid funds (interval, tender offer, BDC) $286 $705 2023 2028 E Anticipated five-year asset growth in retail alts $ Billions $ Billions Leverage SEI’s alternative asset admin capabilities, investment in registered transfer agency, and strong experience with registered funds to capitalize on anticipated growth in semi-liquid, evergreen, and traditional private funds. Source: Cerulli 2024 US Alternative Investments Report +70% 2.5x

$13 trillion Defined contribution market (i.e. 401k) An increase to 5% in private assets represents $650B in assets with multiple revenue paths for SEI. • CITs are the preferred vehicle for retirement plans. ▪ SEI operates the largest third- party trust company (SEI Trust Company). ▪ Alternative managers embedded their private asset fund in the CIT. • SEI generates revenue from two sources: ▪ Revenue from the CIT ▪ Revenue from private fund administration Private assets in defined contribution plans. September 18, 2025SEI INVESTOR DAY 39 Currently has less than 1% in private assets Source: Cerulli North American Institutional Markets Report – 2024

September 18, 2025SEI INVESTOR DAY 40 Where we’re going. International expansion Growth from “land and expand” Positioning for changing industry landscape

Sanjay Sharma Global Head of Private Banking CEO of SEI International September 18, 2025SEI INVESTOR DAY 41

$90 $69 $20 $60 $100 2022 2024 R&D expense ($M) -$4 $46 -$30 $0 $30 $60 2022 2024 Net sales events ($M) How we got here. September 18, 2025SEI INVESTOR DAY 42 $43 $17 $6 $0 $0 $10 $20 $30 $40 $50 2022 2023 2024 2025 YTD Fewer client losses ($M) -$11 $38 $27 $43 -$20 $0 $20 $40 $60 $80 $100 2022 2024 Operating profit ($M) Tech & Ops Asset Mgmt. *2022 Tech & Ops excludes impact of one-time client cancellation fee.

September 18, 2025SEI INVESTOR DAY 43 Improvements driven by client retention, backlog delivery, and aligned product roadmap.

Representative R&C wins R&C and Professional Services have driven recent sales growth. Broadening market focus to drive growth. September 18, 2025SEI INVESTOR DAY 44 Net events composition Large Banks Regional & Community Professional Services Note: Excludes $21M client loss in 2022 within large banks. 2022 to 2024 Average net events by end client

Before (2022) WSFS & Bryn Mawr Trust were running diverse legacy platforms and operating models. Upon completion of the acquisition, WSFS/BMT looked for a state-of-the-art platform to drive their future state and operational efficiencies. SEI differentiation: A case study. September 18, 2025SEI INVESTOR DAY 45 SEI Wealth PlatformSM uniquely positions clients to unify diverse wealth management platforms and operating models. After (2024) WSFS/BMT goes live on SWP and utilizes SEI back-office processing to provide scale for future growth. WSFS/BMT standardizes and optimizes processes and uses SEI Professional Services to help with the transformation process. WSFS/ Bryn Mawr Trust End client WSFS Corporate trust/ wealth Wealth Operations delivery Bryn Mawr Trust In-house processing WSFS/ Bryn Mawr Trust End client Corporate trust Wealth Operations delivery

Growth through existing clients Expand existing offerings Improve margins to approach historical levels September 18, 2025SEI INVESTOR DAY 46 Where we’re going. • Deepen partnership through SEI’s enterprise capabilities • Retain and expand existing client relationships • Legacy costs continue to roll off • Grow into existing non-U.S. cost structure • New business to be margin accretive, either via existing offerings or new business • Accelerate professional services offering and growth • Enhance partnership between Banking clients and asset management

$0 $400 $800 $1,200 R&C banks Jumbo Global TAM Revenue Current RR Revenue Retain and expand existing client relationships. September 18, 2025SEI INVESTOR DAY 47 $0 $10 $20 $30 $40 $50 2022 2023 2024 2025 YTD TAM Upside within Existing Markets ($M)Fewer Client Losses ($M) • Partnership Philosophy • Dedicated Client Retention Development Budget • Proactive Client Engagement • Monthly Enterprise-Wide Stakeholder Review

48 Professional services are expected to be approximately half of net events in 2025. R3I* Tech- oriented Operations- oriented Business- oriented Data conversion Outsourced CTO Data Cloud and analytics Operations automation Business process as a service Training as a service Target operating model Change management Banks and wealth managers September 18, 2025SEI INVESTOR DAY Professional services opportunity. Transformation assessment & business case for change *Retain, Retire, Replace, Integrate

Professional services opportunity.

- Production readiness and assist with **people, process, and technology change journey**.
- Post-live solution **consulting**, **technology**, and **operations services**.


Tech-oriented
Data transformation
Data Cloud and analytics
Solution consulting
Banks and wealth managers
Operations-oriented
Business processes training
Workflow assessment and optimization
Business-oriented
Business readiness
Target operating model
Vanguard

SEI INVESTOR DAY September 18, 2025 49

50 R3I Tech- oriented Operations- oriented Business- oriented Source data conversion Target operating model and requirement specifications Banks and wealth managers September 18, 2025SEI INVESTOR DAY Cybersecurity and network operations Workflow automation Data Cloud and transformation Systems integration • Unified wealth management: Systems integration and workflow orchestration. • A trusted partner for all technology services. Professional services opportunity.

• Wallet share expansion supported by more than $1 trillion of client managed assets currently on SEI platforms Opportunities • Leverage our three core strengths (technology, processing, investment management) to take the static out of deploying centralized but flexible investment strategies • Targeted solutions to address specific needs (Alts, mass affluent, etc.) • OCIO opportunities with small- to mid-size clients $996 $220 $102 $0 $400 $800 $1,200 Large/Global Financial Inst. Regional Community/Independent Wealth SEI share: ~2.5% ~0.5% ~0.5% Deepen partnership with SEI Asset Management. September 18, 2025SEI INVESTOR DAY 51 Billions Discretionary assets on platform

Five components of margin improvement. September 18, 2025SEI INVESTOR DAY 52 SaaS R&D roll-off Outsized growth from higher margin businesses New business contracts to enhance run-rate margins Scale costs via offshore service center Scale non-U.S. businesses

Grounded in proven capabilities Foundation-led expansion in what we do the best: technology, operations, and client service. These capabilities aren’t just scalable, they’re transferable. Our goal is to apply them with precision in markets where we have a right to win. Enterprise alignment This is a companywide priority. Leadership roles are being formalized, governance structures refined, and cross- functional teams mobilized. The strategy is embedded across business units, supported by executive bandwidth and operational infrastructure. Structuring for scalable delivery We’ve assessed our platforms, operating models, and business unit readiness to determine where our infrastructure can support consistent delivery and where it needs to evolve. This is about building the muscle to scale, not just expanding footprint. Executing with discipline Our strategy balances organic initiatives, such as platform extension and client engagement, with inorganic opportunities that complement our capabilities. We’re aligning capital and resources to support targeted efforts, guided by margin awareness, market fit, and enterprise readiness. SEI International: A blueprint for growth. September 18, 2025SEI INVESTOR DAY 53 Positioned for long-term value creation

September 18, 2025SEI INVESTOR DAY 54 Where we’re going: Positioned for accelerating growth. Growth through existing Clients Expand existing offerings Improve margins to approach historical levels

Michael Lane Head of Asset Management September 18, 2025SEI INVESTOR DAY 55

Industry trends Current business • Clients • Products • Revenue Evolved asset management and distribution strategy • Grow the core • Move up market • Grow wealth management capability September 18, 2025SEI INVESTOR DAY 56 Agenda.

Industry trends. September 18, 2025SEI INVESTOR DAY 57 Diverging RIA growth Consolidation Fee compression 0 30 60 90 Active Passive A v e ra g e F e e ( b p s) 2010 2024 Source: Morningstar 0 100 200 300 400 2014 2019 2024 Number of wealth management RIA M&A deals Source: ECHELON 0% 5% 10% 15% 20% Net asset flows Revenue Client # Five-year CAGR Top-performing firms All other firms Source: Schwab 2024 Benchmarking Study

Current business: Our five key client businesses today. September 18, 2025SEI INVESTOR DAY 58 Independent broker dealer advisors* HISTORICAL APPROACH: Packaged solution to smaller B/D affiliated advisors Institutional OCIO HISTORICAL APPROACH: Enhanced focus on non-pensions OCIO RIAs* HISTORICAL APPROACH: Custody and technology (land and expand into investment management) Banks and trust company asset management HISTORICAL APPROACH: Primary focus on tech and business process outsourcing; secondary emphasis on asset management Advice HISTORICAL APPROACH: Small, bespoke, private wealth management team 0% 15% 30% 45% 2 1 3 4 5 Revenue Contribution by Client Business *Revenue split between Independent B/D and RIAs based on SEI’s relative AUM

Current business: Product drivers of net new revenue. September 18, 2025SEI INVESTOR DAY 59 *Data is representative of revenue from H1 2025 and H2 2024 and the numbers provided above show the six-month variance. H1 2025 vs. H2 2024 -$12 -$8 -$4 $0 $4 $8 $12 Cash programs SMAs/ETFs Lifeyield/Other Custody/Tech OCIO Mutual Funds $ M r e v e n u e c h a n g e Other

Grow the core • Use scale and diversified services to IBD market, to differentiate historical TAMP • Offer Institutional clients investment-only solutions in addition to OCIO services, and serve the consultant community Move up market • Partnership with Stratos to expand advice offering Grow wealth management capability • Engage larger RIAs • Sell the ecosystem • Price holistically • Product development and activation September 18, 2025SEI INVESTOR DAY 60 Evolved asset management and distribution strategy.

September 18, 2025SEI INVESTOR DAY 61 Grow the core. Advisor business: Equips independent financial advisors with cutting-edge technology, robust investment solutions, and streamlined operational support to optimize client outcomes and fuel practice growth Institutional business: Offers goals-based investment solutions, combining expert leadership, cutting-edge tech, top-tier manager access, and fiduciary oversight to achieve strong results through collaborative portfolio design How we’re growing the core Evolve from provider of asset allocation (TAMP) for a fee to full- service wealth management provider. Move beyond pure OCIO offering to include public and private market investment capabilities. Partner to serve more. Advisor Institutional $116 Total platform assets ($B) $88 $245 TTM operating profit ($M) $132 2,300+* # of Clients 416 33 Years of history 33 * Includes Advisors with $5M+ in total assets Evolved strategy: Grow the core

Engage larger RIAs. September 18, 2025SEI INVESTOR DAY 62 4% 6% 8% 10% 12% 14% Insurance B/D Wirehouse Retail Bank B/D Independent B/D Independent RIA National & Regional B/D Hybrid RIA Managed asset five-year CAGR Sources: The Cerulli Report ǀ U.S. Broker/Dealer Marketplace 2024, The Cerulli Report ǀ U.S. RIA Marketplace 2024. $0.0 $1.0 $2.0 $3.0 $4.0 $5.0 <$250M $250M to $5B >$5B $ T ri ll io n t o ta l m a rk e t a ss e ts Total market assets per Advisor AUM band Source: The Cerulli Report ǀ U.S. RIA Marketplace 2024. RIAs driving managed asset growth Addressable market by advisor size Evolved strategy: Move up market

Selling the ecosystem. September 18, 2025SEI INVESTOR DAY 63 SEI Wealth Platform SEI investment management SEI Access (Alternatives platform) SEI LifeYield (Unified managed household) SEI custody Client Evolved strategy: Move up market

Increasing market concentration. September 18, 2025SEI INVESTOR DAY 64Source: The Cerulli Report ǀ U.S. RIA Marketplace 2024. Evolved strategy: Move up market $0 $1,000 $2,000 $3,000 $4,000 $5,000 Schwab Advisor Services Fidelity Custody and Clearing Pershing Advisor Solutions LPL Financial Estimated RIA assets under custody ($B) Over 2/3 market concentrated in top two providers • Clients actively seeking “third option” due to concentration risks • SEI is a relevant option for advisors: ▪ Scale ▪ Capability ▪ Balance sheet stability ▪ Unique trust-based platform

Advisor selects “Alternatives” to view available funds Advisor views fund manager video content and other important highlights Advisor views key fund attributes and documents Invest Transaction processing e-subscription service with a goal of simplicity, accuracy and completeness for everyone in the value chain Marketplace Inventory of alternative investment products for clients to review, compare and initiate subscriptions. The goal is to provide access and education Select Program Curated list of investment products with due diligence provided by SEI/IMU. Goal is to link financial planning process to specific products that support investor’s objective Selling the ecosystem: Alternatives via SEI Access. September 18, 2025SEI INVESTOR DAY 65 Advisor logs into SEI Connect Evolved strategy: Move up market

Evolved Strategy: Move up market

Selling the ecosystem:
Tax optimization via SEI LifeYield.

Separately managed account (SMA)
Securities are held directly by the client

Unified managed account (UMA)
Combines SMA and funds in individual client account

Unified managed household (UMH)
UMA models held across all accounts in household to minimize taxes


Client account


Client account
Mutual fund / ETF
Equity SMA
Bond SMA


Client household
Taxable account
Equity ETF
Equity SMA
Tax-deferred account
Alt fund
Liquid alt
Non-taxable account
Bond fund
Bond SMA

Multiple ways to engage clients:

APIs
Saas revenue model
Leverage tax-efficient APIs to build UMH capabilities

Technology
AUA fee
White-labeled front end, a-la-carte UMH features

UMH as a service
AUM fee
Multi-account overlay with all the benefits of UMH. Planned 2026 launch

SEI INVESTOR DAY September 18, 2025 66

Investment management Advice Operations and trading NEW TEAM Product strategy, development, and activation NEW GOVERNANCE Investment Pricing Committee Product, distribution, and activation. September 18, 2025SEI INVESTOR DAY 67 Capabilities that must be in place Evolved strategy: Move up market • SEI has lacked a dedicated team responsible for aligning market opportunities with product development • Resulted in “chicken and egg” problems… ▪ No distribution without product development ▪ No product development without distribution • New team will concentrate on both existing and new products, leveraging client feedback • Building product is step one; step two is more effectively bringing products to market through an improved on- and off- platform sales organization • Recruited head of function and actively building team Path to enhancing product and distribution

“Beta+” ETF strategy Focus on activation: Leveraging what already exists. September 18, 2025SEI INVESTOR DAY 68 Factor/Quant Liquid alternatives SEIQSEIM SEIV SEISSELV SEIE QALT SEEM Private assets • Private debt • Buyout • Venture capital • Secondaries Hedge funds • Relative value • Equity long/short • Directional hedge • Opportunistic Thematic • Thematic hedge • Dynamic asset allocation Other alternatives • Structured credit • Real estate • Infrastructure $2.7B AUM $3.7B AUM $3.5B AUM $4.3B AUM Elevating visibility of existing capabilities and modernizing fund structures for broader market appeal Leverages SEI’s in- house quant investing experience since 2014 SEI Quantitative Investment team Liquid alts fund to ETF conversion Replicates investment approach of successful liquid alts fund– launched in 2015 Alternatives strategy Evolved strategy: Move up market

Alternative return dispersion plays to SEI strengths. September 18, 2025SEI INVESTOR DAY 69 Source: JP Morgan Asset Management Q2 2025 Guide to Alternatives -10% 0% 10% 20% 30% Global Large Cap Equities Global Bonds Global Private Credit U.S. Non-Core Real Estate Global Private Equity Global Venture Capital Hedge Funds Median 8.9% 7.2% 1.4% 0% 12.2% 7.4% 11.7% -4.2% 21.4% 1.5% 15.0% 14.2% -0.2% -4.2% Public and private manager dispersion Based on returns from Q1 ’15 to Q1 ‘25 Evolved strategy: Move up market

Price holistically. September 18, 2025SEI INVESTOR DAY 70 <$25M $50-$150M $150-$250M $250-$500M >$500M <$500k Higher average fees Missing $500k to $2M $2M to $10M >$10M Lower average fees Average client size Financial advisor total assets Evolved strategy: Move up market • Historical focus on smaller end of advisor and institutional market resulted in uncompetitive pricing at higher end of market • Low incremental costs allow for additional pricing flexibility to match (not beat) best-in-class competition • Focus with larger clients, even at lower fee rates, should enhance profitability. Small clients require significant overhead, offsetting high fee- rate benefit

Evolved strategy: Expand into advice

Wealth management tailwinds.

Fee-based wealth management growth is driven by multiple factors and is poised to continue over the long term.

Investor demand for financial advice and planning continues to grow

% of investors willing to pay for financial advice[1]


62%
38%
2009
2023

Stratos is 80%+ fee- based, and its advisors are empowered to provide high-quality financial advice and planning

Growth of fee-based RIAs exceeds other wealth channels

Advisor-managed assets by channel ($T)[2]


Fee-Based (RIAs)
Brokerage-Based (B/D & Wirehouse)
$15.2
$12.2
$3.0
$31.4
$22.9
$8.5
$38.7
$26.8
$12.0
2013A
2023A
2028E

Stratos is a highly fee-based model

CAGR	2013 - 2023	2023 – 2028E
Fee-Based RIAs	11%	7%
Brokerage- Based	7%	3%

$3.8 trillion acquisition and recruiting growth opportunity

Total addressable market for RIA acquisitions over the next decade ($B of assets)[3]


$2,698
$682
$464
Advisor Retirements
Breakaway Advisors
Growth-Challenged Advisors

Stratos has the systems, people and experience to capitalize on the opportunity

1. Cerulli, US Retail Investor Advice Relationships 2020, October 2020 and US Advisor Metrics 2024, March 2025.
2. 2024 US Advisor Edition: Trends for 2025 Issue, projected asset market share, 2023-2028E. Cerulli, Historical and Projected Assets by Advisor Channel, 2005-2028E.
3. 2024 US RIA Marketplace Report.

SEI INVESTOR DAY September 18, 2025 71

Revenue synergies via SEI platform and products Optionality for SEI advisor base via new advisor acquisition capabilities Stratos to leverage SEI technology and operational expertise Value creation opportunity Enhanced client lifecycle management via advisor feedback loop Stratos enhances SEI. September 18, 2025SEI INVESTOR DAY 72 Evolved strategy: Expand into advice Key capabilities • Advisor acquisition and integration • Advisor recruiting and onboarding • Advisor support, practice management, and technology • Multiple affiliation model (Employee advisors / independent advisors) • Advisory and brokerage Multi-custodian • Succession planning Key capabilities • Fully-integrated wealth management solutions • Diversified investment management and model portfolios • Custody services and operations • Model management and trading • Advisor technology and services • Infrastructure, cybersecurity, regulatory and compliance

• SEI realized net positive revenue flows for both Q2 and YTD, representing significant improvement vs. recent history • Greater adoption of alternatives and less outflows from existing clients in our Institutional business. Advisor business has both grown and retained more clients, while moving upstream in RIA. • Market impact has provided consistently positive tailwind over the last 2.5 years Early results are promising… September 18, 2025SEI INVESTOR DAY 73 -$12.0 -$8.0 -$4.0 $0.0 $4.0 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 Investment Advisors Institutional Investors Total Total net sales events by quarter ($M) Results

Selling the ecosystem. September 18, 2025SEI INVESTOR DAY 74 SEI Wealth Platform SEI investment management SEI Access (Alternatives platform) SEI LifeYield (Unified managed household) SEI custody Client Conclusion

Sneha Shah Head of SEI Next September 18, 2025SEI INVESTOR DAY 75

1968 1980 1990 2000 Regions Markets Core Capabilities Technology & Investment Operations Asset Management 2010 United States Canada EMEA, AsiaIreland U.K. 2020 Track record of expanding capabilities and market reach. September 18, 2025SEI INVESTOR DAY 76 Banks Institutional Investors Advisors Investment Managers

Build: We tap into client feedback, insights from industry and the expertise of our 5,000+ employees through our SEIsmic network to quickly validate and build new ideas Invest: Utilizing SEI’s cross-sector exposure and balance sheet, our Ventures team invests in high growth start-ups aligned with our strategic themes. Partner: Our Partnerships team works with strategic partners and clients to create greater market impact together. We leverage SEI’s entrepreneurial DNA and ecosystem to validate and scale ideas at the pace of industry change. SEI Next: How we win the next frontier. September 18, 2025SEI INVESTOR DAY 77 SEI Next Build Invest Partner SEIsmic Startups & VCs Partners Clients

Private Assets & Markets Personalization Digitization & Automation Access to Wealth Great Wealth Transfer Regulation & Compliance Horizon 1 Horizon 2 Horizon 3 Horizon 4 Informed by Frontier Industry Themes Risk, Reward, and Timeframe September 18, 2025SEI INVESTOR DAY 78 SEI Next: Investing across four strategic horizons. Automation Expansion Transformation Exploration

User experience “Assets managed by AI- enabled digital platforms will surge to almost $6 trillion by 2027.” - PWC Operational scale “Mass affluent market can create $45bn in new revenues.” - Oliver Wyman ”Institutional investors’ effective deployment of technology and AI could generate an ROI of more than tenfold across three domains: investment returns, operational efficiency, and risk management.” - McKinsey September 18, 2025SEI INVESTOR DAY 79 SEI Next: Where we focus—impact on SEI and industry. Growth

User experience • Revenue generation, data and insights • Personalized user experience with less friction Operational scale • Creation of new businesses, access to new segments Growth • Opportunity to reimagine middle office and back office, admin; free up capacity September 18, 2025SEI INVESTOR DAY 80 SEI Next: Examples of our strategy—and impact.

Analyst and investor Q&A September 18, 2025SEI INVESTOR DAY 81

Our position enables sustained growth and value creation. Proven momentum. Clear strategic vision. Enterprise transformation. Capital strength and allocation. Attractive market fundamentals. • Opportunity to expand international share driving strong operating profit growth • We see SEI as well-positioned for growing and changing alternative asset landscape • Focused on five growth pillars: Reimagine asset management, Enterprise excellence, Invest in proven growth engines, Boost international returns, Strategic capital allocation • Bridging independent business units to deliver integrated, scalable solutions across client segments • Fortress balance sheet with track record of returning capital to shareholders, strong free cash flow, and disciplined M&A strategy • Driving incremental value by deploying low-cost incremental capital into high- conviction opportunities • +133% increase in sales events, +310bps margin expansion, +54% EPS growth, +50% share price increase since last Investor Day 82September 18, 2025SEI INVESTOR DAY

Reconciliations

Slides 20 and 21: The following tables provide additional information pertaining to our revenues disaggregated by major product line for each of the Company's business segments for the year-to-date December 31, 2024. $ in '000.

	Investment Managers	Investment Advisors	Institutional Investors	Private Banks	Investments in New Business	Total
Investment management fees from pooled investment products	363	233,992	48,215	133,210	1,721	417,501
Investment management fees from investment management agreements	-	197,638	215,464	4,302	18,513	435,917
Asset Management Revenue	363	431,630	263,679	137,512	20,234	853,418
Investment operations fees	691,953	51,550	12	2,270	4,207	749,992
Investment processing fees - PaaS	5,042	5,570	1,631	290,825	34	303,102
Investment processing fees - SaaS	19	335	8,172	87,938	21,168	117,632
Investment Technology & Operations	697,014	57,455	9,815	381,033	25,409	1,170,726
Professional services fees	3,572	-	-	19,747	3,299	26,618
Account fees and other	27,441	20,323	12,229	3,122	11,274	74,389
Other revenue	31,013	20,323	12,229	22,869	14,573	101,007
Total Revenues	**$ 728,390**	**$ 509,408**	**$ 285,723**	**$ 541,414**	**$ 60,216**	**$2,125,151**

Slide 24: Reconciliation of EBITDA to Operating Profit for trailing 12 months as of June 30, 2025 for SEI's net debt/EBITDA ratio.

$M	TTM Q2 2025
Operating Profit	595.1
Depreciation & Amortization	74.4
EBITDA	669.5
Debt	0.0
Cash	746.3
Net Debt	-746.3
Net Debt/EBITDA	-1.1x

SEI INVESTOR DAY September 18, 2025

83